Exhibit 99.1
COMSTOCK EXECUTES FIRST BIOREFINERY COMMERCIAL AGREEMENT
Preliminary Engineering Complete for 100,000 TPY Biointermediate Production at Pulp and Paper Facility
VIRGINIA CITY, NEVADA, December 28, 2023 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced execution of agreements with RenFuel K2B AB (“RenFuel”) to advance Comstock’s first commercial biorefinery, including an option to acquire a subsidiary of RenFuel (“JV”). The JV has previously completed extensive preliminary engineering for a new biorefinery using RenFuel’s patented catalytic esterification process to refine lignin from byproducts of paper production into a biointermediate for refining into sustainable aviation fuel (“SAF”) and renewable diesel in Europe. Comstock also committed to a strategic $3,000,000 investment in RenFuel payable over the next three years for the continued development and commercialization of advanced applications of RenFuel’s and Comstock’s complimentary technologies.
First Bioleum Hub
The existing engineering work for the JV biorefinery involves integration of the RenFuel process into a pulp and paper mill in Sweden. Comstock and RenFuel are currently evaluating the requirements for inclusion of an additional 25,000 TPY of biorefining capacity based on Comstock’s commercially available Cellulosic Ethanol and Bioleum derived fuels technologies.
RenFuel granted Comstock the right to acquire a majority stake in the JV as part of the consideration paid under Comstock’s investment, subject to preexisting and customary JV shareholder approvals. Importantly, RenFuel and the JV have previously entered into agreements with a strategic investor with significant renewable fuel refining assets in Europe that has committed to provide the JV with an offtake agreement for the biorefinery if certain thresholds are met. That investor owns a minority share of the JV with standard consent and other shareholder rights. The investor also recently announced its intention to make substantial additional investments in increased renewable fuel capacity at some of its existing refineries, in part to service the rapidly increasing global demand for SAF.
“RenFuel’s extensive work with this JV biorefinery site fits perfectly into our commercialization plans,” said Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “It allows both Comstock and RenFuel to capitalize on the existing TRL 7 scale-up work and accelerate construction of an initial small-scale facility based on Comstock’s technologies with embedded strategic feedstock and offtake stakeholders. The resulting integrated site would mark the first of our Bioleum Hubs, while providing a beachhead in the rapidly expanding European renewable fuels market. We are very excited to integrate this project into our portfolio and we look forward to working with RenFuel and its feedstock and offtake partners.”
Strategic Investment in RenFuel
In addition to advancing Comstock’s first commercial Bioleum Hub, Comstock agreed to provide RenFuel with a $3,000,000 senior secured convertible debt investment to provide additional funds to commercialize its breakthrough catalytic esterification technology, including development of advanced joint applications of RenFuel’s and Comstock’s complimentary technologies.
Comstock’s proprietary technologies are proven to convert lignocellulosic biomass into Cellulosic Ethanol and proprietary Bioleum biointermediate blends at extraordinary yields exceeding 100 gallons per dry tonne of biomass on a gasoline gallon equivalent basis (“GGE”), and market-leading, extremely low carbon intensity (“CI”) scores of 15. Comstock is already using RenFuel’s catalytic esterification technology to refine its proprietary Bioleum derivatives into Hydrodeoxygenated Bioleum Oil (“HBO”), for use by advanced biofuel refineries in blending with, diversifying, and extending conventional hydroprocessed fat, oil, and grease feedstocks that can simultaneously produce SAF and Renewable Diesel Fuel. Comstock holds the exclusive license to RenFuel’s refining technologies in North America, Central America, and South America.
Sven Löchen, RenFuel’s chief executive officer, added that “we are thrilled with our rapidly expanding strategic partnership with Comstock. Comstock’s technologies and proprietary Bioleum products create a vastly expanded market opportunity for our technologies worldwide, which Comstock is currently advancing in the Americas. Simultaneously, Comstock’s direct investment in RenFuel will help to support our continued growth and technology development, while their leadership and participation in the JV will build on our significant historical commercialization investment in our planned 100,000 ton per year biorefinery in the European market. We are looking forward to working with the JV’s strategic feedstock and offtake partners to include Comstock in the JV commercialization efforts to build value for all stakeholders. Our two companies are strongly aligned on a shared mission and vision of enabling systemic decarbonization and net zero mobility.”
About RenFuel K2B AB
RenFuel innovates technologies that contribute to decarbonization and circularity by effectively turning under-utilized biomass waste and residues into renewable fuels and materials. To learn more, please visit www.renfuel.se.
About Comstock Inc.
Comstock (NYSE: LODE) commercializes technologies that enable systemic decarbonization and accelerate the energy transition by efficiently converting under-utilized natural resources into renewable energy products, and by leveraging physics based artificial intelligence for more efficient and effective mineral and materials discovery. To learn more, please visit www.comstock.inc.
Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and  earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.
Contact Information:
For investor inquiries, contact
RB Milestone Group
Tel (203) 487-2759
ir@comstockinc.com
For press inquiries or questions, contact
Zach Spencer
Comstock Inc.
Tel (775) 847-7532
questions@comstockinc.com
Source: Comstock Inc.